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                                                                 EXHIBIT 10.15.1

                   FIRST AMENDMENT TO COLLABORATION AGREEMENT

      This First Amendment to Collaboration Agreement (this "First Amendment") dated as of December 31, 2004, is by and between Regeneron Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New York and having its principal office at 777 Old Saw Mill River Road, Tarrytown, New York 10591 ("Regeneron ") and Aventis Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 200 Crossing Blvd., Bridgewater, New Jersey 08807 ("Aventis").

                                  INTRODUCTION

      WHEREAS, Regeneron and Aventis are Parties to a Collaboration Agreement, having an Effective Date of September 5, 2003 (the "Collaboration Agreement"); and

      WHEREAS, Regeneron and Aventis have determined that it is desirable to amend and restate certain provisions of the Collaboration Agreement and document further agreements between them as set forth herein.

      NOW, THEREFORE, in consideration of the following mutual promises and obligations and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Capitalized terms used in this First Amendment and not defined herein shall have the meanings ascribed to them in the Collaboration Agreement.

1. MILESTONE 1. Milestone 1 of Schedule 2 of the Collaboration Agreement is hereby amended and restated to read in its entirety as follows:

     1  US $25,000,000  [******************************].

2. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. The Collaboration Agreement, this First Amendment, and any written agreements executed by both Parties pertaining to the subject matter therein, constitute the entire agreement between the Parties hereto with respect to subject matter hereof and thereof. Said documents supersede all other agreements and understandings between the Parties with respect to the subject matter hereof and thereof, whether written or oral. This

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      First Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, administrators, executors, Affiliates, successors and permitted assigns. Except as specifically modified by this First Amendment, all of the provisions of the Collaboration Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

3. HEADINGS. The section headings contained in this First Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of the First Amendment.

4. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each Party and delivered to the other Party.

5. MISCELLANEOUS. This First Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws. Each Party hereby irrevocably and unconditionally consents to the exclusive jurisdiction of the courts of the State of New York, and the United States District Court for the Southern District of New York for any action, suit or proceeding arising out of or relating to this First Amendment, waives any objections to such jurisdiction and venue and agrees not to commence any action, suit or proceeding relating to this First Amendment except in such courts. This First Amendment supersedes all prior understandings and agreements, whether written or oral, among the Parties hereto relating to the essence of this First Amendment. If there is a direct conflict between the provisions of the Collaboration Agreement and this First Amendment, this First Amendment shall govern. This First Amendment may be amended only by a written instrument executed by each of the Parties.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed as of the date hereof by a duly authorized corporate officer.

                                     AVENTIS PHARMACEUTICALS INC.

                                     By: /s/ Juergen Lasowski
                                        ---------------------------------------
                                     Name: Juergen Lasowski

                                     Title: Vice President, Business Development
                                     & Strategy

                                     Date: December 23, 2004

                                     REGENERON PHARMACEUTICALS, INC.

                                     By: /s/ Murray Goldberg
                                        --------------------------------------

                                     Name: Murray Goldberg

                                     Title: SVP, Finance & Administration and
                                     CFO

                                     Date: December 31, 2004

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